CRM Mutual Fund Trust

Supplement Dated as of May 22, 2019

to the Combined Proxy Statement of CRM Large Cap Opportunity Fund

and Prospectus for CRM All Cap Value Fund

Dated April 15, 2019

In connection with the Special Meeting of Shareholders of CRM Large Cap Opportunity Fund

Scheduled for June 20, 2019

Capitalized terms used without definition below have the meanings given to them in Proxy Statement/Prospectus. This document should be read together with the Proxy Statement/Prospectus

The following information supplements the information contained in the Proxy Statement/Prospectus:

Jay Abramson, Co-Portfolio Manager of CRM All Cap Value Fund (the “Acquiring Fund”) and CEO and Co-CIO of Cramer Rosenthal McGlynn, LLC (“CRM”), the Acquiring Fund’s investment adviser, will be retiring as a portfolio manager of the Acquiring Fund at the end of June 2019, and retiring as co-CIO of CRM at the end of July 2019.

Accordingly, effective June 30, 2019, Robert Maina will lead the team responsible for the day-to-day management of the Acquiring Fund. Mr. Maina has served as a portfolio manager of the Fund since 2017.

Effective July 31, 2019, Brian Harvey, CFA, CIO and Director of Research at CRM will be responsible for the overall management of the CRM Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE